                                                                   EXHIBIT 21.01

                                  SUBSIDIARIES


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
                                                                                      JURISDICTION OF
                                                                                       INCORPORATION
NAME OF SUBSIDIARY                                                                    OR ORGANIZATION
-----------------------------------------------------------------------------------------------------
ABCO Industries, Incorporated                                                          South Carolina

Altovar Ltd.                                                                           United Kingdom

Chemicke Zavody Sokolov                                                                Czech Republic

Dogwood Investments, Inc.                                                                 Delaware

Eastapet, Limited                                                                      United Kingdom

Eastman Chemical Argentina S.R.L.                                                        Argentina

Eastman Chemical, Asia Pacific Pte. Ltd.                                                 Singapore

Eastman Chemical Brasileira Ltda.                                                          Brazil

Eastman Chemical B.V.                                                                 The Netherlands

Eastman Chemical Canada, Inc.                                                              Canada

Eastman Chemical Capital Corporation                                                     Tennessee

Eastman Chemical Company Foundation, Inc.                                                 Delaware

Eastman Chemical Deutschland GmbH                                                         Germany

Eastman Chemical Ectona Ltd.                                                              England

Eastman Chemical England Limited                                                       United Kingdom

Eastman Chemical Espana, Inc.                                                             Delaware

Eastman Chemical Espana, S.A.                                                              Spain

Eastman Chemical, Europe, Middle East and Africa, Ltd.                                    Delaware

Eastman Chemical Financial Corporation                                                    Delaware

Eastman Chemical Finland Oy                                                               Finland

Eastman Chemical Foreign Sales Corporation                                                Barbados
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


                            SUBSIDIARIES (CONTINUED)


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
                                                                                      JURISDICTION OF
                                                                                       INCORPORATION
NAME OF SUBSIDIARY                                                                    OR ORGANIZATION
-----------------------------------------------------------------------------------------------------
Eastman Chemical Holdings, S.A. de C.V.                                                    Mexico

Eastman Chemical Hong Kong Ltd.                                                          Hong Kong

Eastman Chemical Industrial de Mexico, S.A. de C.V.                                        Mexico

Eastman Chemical Italia, S.r.l.                                                            Italy

Eastman Chemical Jager GmbH & Co. KG                                                      Germany

Eastman Chemical Japan Limited                                                             Japan

Eastman Chemical Korea Ltd.                                                                Korea

Eastman Chemical Ltd.                                                                     New York

Eastman Chemical Latin America, Inc.                                                      Delaware

Eastman Chemical (Malaysia) Sdn. Bhd.                                                     Malaysia

Eastman Chemical Mexicana S.A. de C.V.                                                     Mexico

Eastman Chemical Middelburg, B.V.                                                     The Netherlands

Eastman Chemical Netherlands B.V.                                                     The Netherlands

Eastman Chemical Resins, Inc.                                                             Delaware

Eastman Chemical Singapore Pte. Ltd.                                                     Singapore

Eastman Chemical Sociedad Limitada                                                         Spain

Eastman Chemical Technology Corporation                                                   Delaware

Eastman Chemical Sweden AB                                                                 Sweden

Eastman Chemical The Hague B.V.                                                       The Netherlands

Eastman Chemical (UK) Limited                                                          United Kingdom

Eastman Chemical Uruapan, S.A. de C.V.                                                     Mexico
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


                            SUBSIDIARIES (CONTINUED)


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
                                                                                      JURISDICTION OF
                                                                                       INCORPORATION
NAME OF SUBSIDIARY                                                                    OR ORGANIZATION
-----------------------------------------------------------------------------------------------------
Eastman International Management Company                                                 Tennessee

Enterprise Genetics, Inc.                                                                  Nevada

GLC Associates                                                                           California

Hartlepet Limited                                                                      United Kingdom

Holston Defense Corporation                                                               Virginia

Jager Chemie France SARL                                                                   France

Jager Verwaltungs - GmbH                                                                  Germany

Jiangsu Funing Lawter Chemical Co., Ltd.                                                   China

Kingsport Hotel, L.L.C.                                                                  Tennessee

Lawter International, Inc.                                                                Delaware

Lawter International (Canada) Company                                                      Canada

Lawter International Cayman Islands                                                    Cayman Islands

Lawter International, A.p.S                                                               Denmark

Lawter International Belgium, N.V.                                                        Belgium

Lawter International, B.V.                                                            The Netherlands

Lawter International FSC, Limited                                                         Jamaica

Lawter International Fujian Nanping PRC Limited                                            China

Lawter International GmbH                                                                 Germany

Lawter International (Hong Kong) Limited                                                 Hong Kong
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


                            SUBSIDIARIES (CONTINUED)


                                                                                      JURISDICTION OF
                                                                                       INCORPORATION
NAME OF SUBSIDIARY                                                                    OR ORGANIZATION
-----------------------------------------------------------------------------------------------------
Lawter International, Limited                                                             England

Lawter International, Ltd. (Tianjin) PRC                                                   China

Lawter International Luxembourg S.a.r.l.                                                 Luxembourg

Lawter International Malta Limited                                                         Malta

Lawter International (Kallo) B.V.B.A.                                                     Belgium

Lawter International Products, Pte. Ltd.                                                 Singapore

Lawter International (Proprietary) Ltd.                                                 South Africa

Lawter International, S.A.                                                                 Spain

Lawter Rokramer GmbH                                                                      Germany

McWhorter Holdings AB                                                                      Sweden

McWhorter Holdings Ltd.                                                                United Kingdom

McWhorter Technologies s.a.r.l.                                                            France

McWhorter International Sales Corporation                                                 Barbados

Mustang Pipeline Company                                                                   Texas

PaintandCoatings.com Inc.                                                                 Delaware

Pinto Pipeline Company of Texas                                                            Texas

ShipChem, Inc.                                                                            Delaware

Workington Investments Limited                                                         United Kingdom
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